THIS CONVERTIBLE DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE LAWS OF ANY STATE OF OTHER JURISDICTION. THIS CONVERTIBLE DEBENTURE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

                              KENNEDY-WILSON, INC.

                     CONVERTIBLE SUBORDINATED NOTE DUE 2006

$________                                                         April __, 1999

      For value received, Kennedy-Wilson, Inc., a Delaware corporation (the "Company"), hereby promises to pay to ____________________ or its assigns who are registered as the holder hereof on the Security Register maintained by the Company (hereinafter referred to as the "Holder"), on or before April 15, 2006, the principal sum of ____________________ Dollars ($______) or such part thereof as then remains unpaid, to pay interest from the date hereof on the whole amount of said principal sum remaining from time to time unpaid at the rate of six percent (6%) per annum, such interest to be payable monthly in arrears on the last business day of each month, the first such payment to be due and payable on May 31, 1999, until the whole amount of the principal hereof remaining unpaid shall become due and payable, and to pay interest at the rate of eight percent (8%) (so far as the same may be legally enforceable) on all overdue principal and interest. Principal, premium, if any, and interest shall be payable in lawful money of the United States of America, by check to the Holder at the address of the Holder set forth in the Security Register. Interest shall be computed on the basis of a 360-day year and a 30-day month. The rate at which interest is required to be paid may also change under certain circumstances as described in the Agreement (defined below).

      This Note is issued pursuant to and is entitled to the benefits of a certain Convertible Debenture Purchase Agreement, dated as of April 15, 1999, between the Company and the Purchasers named therein (as the same may be amended from time to time, hereinafter referred to as the "Agreement"), and each Holder of this Note, by his acceptance hereof, agrees to be bound by the provisions of the Agreement, including, without limitation, that (i) the principal of and interest on this Note is subordinated to Senior Debt, as defined in the Agreement, (ii) in case of certain Events of Default defined in the Agreement, the principal of this Note may become or may be declared due and payable in the manner and with the effect provided in the Agreement and (iii) this Note is convertible at the option of the Holder hereof into shares of Common Stock of the Company in the manner set forth in this Agreement.

      As further provided in the Agreement, upon surrender of this Note for transfer or exchange, a new Note or new Notes of the same tenor dated the date to which interest has been paid on the surrender Note and in an aggregate principal amount equal to the unpaid principal amount of the Note so surrendered will be issued to, and registered in the name of, the transferee or transferees. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes.

      In case any payment herein provided for shall not be paid when due, the Company promises to pay all cost of collection, including all reasonable attorney's fees.

      This Note shall be governed by, and construed in accordance with, the laws of the State of Delaware and shall have the effect of a sealed instrument.

      The Company and all endorsers and guarantors of this Note herein waive presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

                                                   KENNEDY-WILSON, INC.

                                                   By:__________________________

                                                   Title:_______________________

Attest:


By:__________________________

Title:_______________________


                                      -2-